Exhibit 99.1

EXECUTION COPY

SETTLEMENT AGREEMENT AND GENERAL RELEASE

THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE (this “Agreement”) is entered into this 13th day of September, 2007, by and among TRI-S SECURITY CORPORATION, a Georgia corporation formerly known as Diversified Security Corporation (the “Company”), PARAGON SYSTEMS, INC., an Alabama corporation and a wholly-owned subsidiary of the Company (“Paragon”), and RONALD G. FARRELL (“Farrell”), on the one hand, and HAROLD BRIGHT, a resident of the State of Tennessee (“Bright”), CHARLES KEATHLEY, a resident of the State of Alabama (“Keathley”), ROBERT LUTHER, a resident of the State of Alabama (“Luther”), and JOHN WILSON, a resident of the State of Alabama (“Wilson”) (collectively, the “Selling Shareholders”), on the other hand.

WITNESSETH:

WHEREAS, the Company, Paragon, Farrell and the Selling Shareholders are parties to that certain Mediation Settlement Agreement, dated as of May 18, 2007 (the “Mediation Settlement Agreement”), relating to the pending litigation and arbitration proceedings among them, which proceedings are styled Tri-S Security Corporation v. Keathley, et al. (N.D. Ga., Civ. A. No. 1:06-CV-00450-TCB), Tri-S Security Corporation v. Keathley, et al. (N.D. Ga., Civ. A. No. 1:07-CV-00111-TCB), Luther and Keathley v. Paragon Systems, Inc. and Tri-S Security Corp. (Circuit Court for Madison County, AL, Civ. A. No. 05-2019-LWH), Paragon Systems, Inc. v. Bright and Wilson and Bright and Wilson v. Paragon Systems, Inc., Tri- S Security Corporation, and Ronald G. Farrell (American Arbitration Association Case No. 30 16600815 06), and In the Matter of the Arbitration Before the American Arbitration Association Between Paragon Systems, Inc. v. Luther and Keathley (all of these proceedings, collectively, the “Litigation”); and

WHEREAS, the Company, Paragon, Farrell and the Selling Shareholders desire to complete the transactions contemplated by the Mediation Settlement Agreement;

NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein and other valuable consideration, the receipt and adequacy of which the parties hereto acknowledge, the parties hereto agree as follows:

ARTICLE I

SETTLEMENT

Section 1.1 Settlement Payment. In connection with the execution and delivery of this Agreement by the parties hereto, the Company shall pay to the Selling Shareholders an aggregate amount of ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000) (the “Settlement Payment”), with the Settlement Payment to be paid to the Selling Shareholders as follows: $112,500 to Bright, $662,500 to Keathley, $312,500 to Luther and $112,500 to Wilson. The Company shall pay the Settlement Payment by wire transfer of immediately available funds pursuant to the instructions set forth on Exhibit A attached hereto.

Section 1.2 Issuance of Common Stock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the Company shall instruct its transfer agent, Registrar and Transfer Company (the “Transfer Agent”), to (i) issue to the Selling Shareholders an aggregate of 665,000 shares (the “Common Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), of which 65,000 of such shares shall be issued to Bright, 362,306 of such shares shall be issued to Keathley, 172,694 of such shares shall be issued to Luther and 65,000 of such shares shall be issued to Wilson; and (ii) deliver the certificates representing the Common Shares on an expedited basis and, in any event, no later than three (3) business days after the date hereof. In connection with the Company’s instructions to the Transfer Agent as contemplated by this Section 1.2, the Company shall provide the Transfer Agent with each Selling Shareholder’s name, address, social security number and address for delivery of certificates as indicated on Exhibit B attached hereto.

Section 1.3 Voting Agreement. Simultaneously with the execution and delivery of this Agreement by the parties hereto, the Company and each of the Selling Shareholders shall execute and deliver the Voting Agreement in the form attached hereto as Exhibit C (the “Voting Agreement”).

Section 1.4 Cancellation of Series C Preferred Stock. Effective as of the date hereof (i) all of the shares of the Company’s Series C Redeemable Preferred Stock, par value $1.00 per share (the “Series C Preferred Stock”), held by the Selling Shareholders are cancelled, void and of no effect; and (ii) the Company no longer has any obligation or liability to any Selling Shareholder in respect of the Series C Preferred Stock, including, without limitation, the obligation to pay any dividends in respect of the Series C Preferred Stock or to redeem the Series C Preferred Stock. Simultaneously with the execution and delivery of this Agreement by the parties hereto, each of the Selling Shareholders shall deliver to the Company all certificates representing the shares of Series C Preferred Stock previously issued to such Selling Shareholder.

Section 1.5 Issuance of Series D Preferred Stock. Immediately upon the execution and delivery of this Agreement by the parties hereto, the Company shall (i) file with the Secretary of State of the State of Georgia (the “Secretary of State”) the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation attached hereto as Exhibit D (the “Articles of Amendment”); and (ii) immediately after such filing, issue to the Selling Shareholders an aggregate of one hundred (100) shares of the Company’s Series D Redeemable Preferred Stock, par value $1.00 per share (the “Series D Preferred Stock”). The shares of Series D Preferred Stock to be issued as contemplated by this Section 1.5 (x) shall have the rights, preferences, qualifications and limitations set forth on Schedule A to the Articles of Amendment and (y) shall be allocated among the Selling Shareholders as follows: nine (9) shares to Bright, fifty-five (55) shares to Keathley, twenty-seven (27) shares to Luther and nine (9) shares to Wilson. The Company shall deliver to the Selling Shareholders the certificates representing the shares of Series D Preferred Stock to be issued to the Selling Shareholders as contemplated by this Section 1.5 no later than three (3) business days after the date the Articles of Amendment are filed with the Secretary of State.

Section 1.6 Termination of Security Agreements.

(a) Effective as of the date hereof (i) the Security Agreements (as hereinafter defined) are terminated and are null and void and of no further force and effect, and none of the parties thereto shall have any rights or obligations thereunder; and (ii) each Selling Shareholder releases and terminates all pledges, liens, charges, encumbrances and security interests of every kind and nature granted by the Company to such Selling Shareholder on or with respect to any shares of capital stock of Paragon (the “Paragon Stock”). Simultaneously with the execution and delivery of this Agreement by the parties hereto, the Selling Shareholders shall deliver to the Company all certificates representing the Paragon Stock which have been pledged to, or otherwise are in the possession or control of, the Selling Shareholders.

(b) For purposes of this Agreement, “Security Agreements” shall mean, collectively, (i) the Security Agreement dated February 24, 2004, between the Company and Bright; (ii) the Security Agreement dated February 24, 2004, between the Company and Keathley; (iii) the Security Agreement dated February 24, 2004, between the Company and Luther; (iv) the Security Agreement dated February 24, 2004, between the Company and Wilson; (v) the Pledge and Security Agreement dated September 29, 2004, between the Company and Keathley; (vi) the Pledge and Security Agreement dated September 29, 2004, between the Company and Luther; and (vii) any other agreement pursuant to which the Company created, assigned, hypothecated, pledged or granted to any Selling Shareholder a security interest in any Paragon Stock.

Section 1.7 Conditions to Effectiveness. Notwithstanding anything herein to the contrary, this Agreement is conditional upon, and shall not become effective unless and until, the obligations of each of the parties hereto set forth in Sections 1.1 through 1.6 hereof have been satisfied in full. Each of the parties hereto acknowledges that this Agreement has been drafted in an attempt to settle the existing disputes among them with respect to the Litigation and constitutes a settlement communication. In the event that this Agreement does not become effective, each of the parties hereto shall preserve all rights and remedies, and no waiver or concession shall be inferred from any provision of this Agreement.

ARTICLE II

MUTUAL RELEASES AND CERTAIN COVENANTS

Section 2.1 Release of Claims by the Selling Shareholders. As a material inducement for the Company, Paragon and Farrell to enter into this Agreement, each of the Selling Shareholders, for himself and on behalf of his heirs, beneficiaries, assigns, family members, agents, representatives and any and all persons acting in concert or participation with any of the foregoing (collectively, the “Selling Shareholder Parties”), and for the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby absolutely, unconditionally and irrevocably releases, waives, acquits, withdraws, retracts and forever discharges any and all claims, obligations, losses, demands, actions, causes of action, lawsuits, arbitrations, debts and liabilities, of whatsoever kind and nature, character and description, whether in law or equity, whether sounding in tort, contract or under any other applicable law, whether known or unknown, and whether anticipated or unanticipated, which any of the Selling Shareholder Parties ever had, now has or may ever have, directly or indirectly

(collectively, the “Claims”), against the Company or Paragon or their respective successors, assigns, directors, officers, employees, affiliates, agents, representatives and any and all persons acting in concert or participation with any of the foregoing, including, without limitation, Farrell (collectively, the “Company Parties”), by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including, the date of the execution of this Agreement, including, without limitation, all Claims asserted in, arising out of or relating to the Litigation, the Series C Preferred Stock, the Purchase Agreement (as hereinafter defined), or the Security Agreements or any of the transactions contemplated by any of the foregoing; provided, however, that the release provided in this Section 2.1 does not include a release of any Claims arising out of or related to any breach, or the interpretation or enforcement of, this Agreement or the Voting Agreement or any breach or default with respect to the Series D Preferred Stock. For purposes hereof, “Purchase Agreement” shall mean that certain Stock Purchase Agreement, dated as of February 23, 2004, among the Company and the Selling Shareholders, as amended from time to time.

Section 2.2 Release of Claims by the Company, Paragon and Farrell. As a material inducement for the Selling Shareholders to enter into this Agreement, the Company, Paragon and Farrell, for themselves and on behalf of the other Company Parties and for the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby absolutely, unconditionally and irrevocably release, waive, acquit, withdraw, retract and forever discharge any and all Claims against each Selling Shareholder and his respective Selling Shareholder Parties by reason of any act, omission, matter, cause or thing whatsoever, from the beginning of time to, and including, the date of the execution of this Agreement, including, without limitation, all Claims asserted in, arising out of or relating to the Litigation, the Series C Preferred Stock, the Purchase Agreement, the Security Agreements or any of the transactions contemplated by any of the foregoing; provided, however, that the release provided in this Section 2.2 does not include a release of any Claims arising out of or related to any breach, or the interpretation or enforcement of, this Agreement (including, without limitation, any breach of the representations made by the Selling Shareholders pursuant to Section 3.3(c) hereof) or the Voting Agreement or any breach or default with respect to the Series D Preferred Stock.

Section 2.3 Dismissal of Litigation. As soon as practicable after the date hereof and subject to the effectiveness of this Agreement as contemplated by Section 1.7 hereof, the parties hereto shall file such documents and other instruments with such courts, the American Arbitration Association and any other venue as are necessary to cause the Litigation to be dismissed or ended, as applicable, with prejudice.

Section 2.4 Indemnification. The Company agrees to indemnify, defend, and hold harmless the Selling Shareholders from and against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, reasonable attorneys’ fees and costs, that any of the Selling Shareholders shall actually incur or suffer, which arise out of, result from or relate to the litigation styled Unschuld v. Tri-S Security Corp., et al., No. 1:06-CV-02931-JEC (N.D. Ga.) (the “Securities Litigation”); provided, however, that (i) the Selling Shareholders are represented in all matters relating to the Securities Litigation by counsel selected by the Company, which counsel may be the Company’s counsel; and (ii) if the Company’s counsel determines that such representation of the Selling Shareholders creates a conflict for the Company or is otherwise inadvisable for the Company, then the Company shall select alternative counsel for the Selling Shareholders.

Section 2.5 Compensation Arrangements. The Company agrees that, during the one (1) year period after the date hereof, it will not amend that certain Executive Employment Agreement between the Company and Farrell, dated as of January 1, 2002, as amended on January 10, 2007 (the “Farrell Employment Agreement”), to increase or enhance the compensation or benefits payable to him thereunder. The Company also agrees that, if it issues any equity securities to Farrell during the period from May 18, 2007 through May 17, 2008, then the Company will issue to the Selling Shareholders an aggregate of ten percent (10%) of the identical equity securities issued to Farrell, with such issuance to the Selling Shareholders to be allocated among them as follows: ten percent (10%) to Bright, fifty-four percent (54%) to Keathley, twenty-six percent (26%) to Luther and ten percent (10%) to Wilson.

Section 2.6 Additional Covenants.

(a) The consequences of the foregoing provisions have been explained to the parties hereto by their respective counsel. Each of the parties hereto acknowledges that such party may hereafter discover facts different from, or in addition to, those which such party now knows or believes to be true with respect to the Claims, and agrees that this Agreement and the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

(b) To the extent applicable law would not otherwise recognize the provisions of Sections 2.1 and 2.2 hereof as constituting a final release applying to unknown and unanticipated Claims within the scope of the release, as well as those now known or disclosed, each of the parties hereto, on behalf of such party and the other Selling Shareholder Parties or Company Parties, as applicable, hereby expressly waives all rights or benefits which such party may have now or in the future under any such applicable law.

(c) Each of the Selling Shareholders, on behalf of himself and his respective Selling Shareholder Parties, hereby forever agrees and covenants to refrain and forbear from asserting, commencing, instituting or prosecuting any lawsuit, arbitration, action, claim, right to setoff or deduction asserted in, based on, arising out of or relating to the Litigation, the Series C Preferred Stock, the Purchase Agreement, the Security Agreements or the transactions contemplated by any of the foregoing.

(d) The Company, Paragon and Farrell, on behalf of themselves and the other Company Parties, hereby forever agree and covenant to refrain and forbear from asserting, commencing, instituting or prosecuting any lawsuit, action, claim, right to setoff or deduction asserted in, based on, arising out of or relating to the Litigation, the Series C Preferred Stock, the Purchase Agreement, the Security Agreements or the transactions contemplated by any of the foregoing.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGEMENTS

Section 3.1 Representations and Acknowledgements of the Company and Paragon. Each of the Company and Paragon represents and warrants to the Selling Shareholders as follows:

(a) Each of the Company and Paragon is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of the Company and Paragon have been duly authorized by all necessary corporate action on their behalf. This Agreement has been duly executed and delivered by each of the Company and Paragon and constitutes a legal, valid and binding obligation of each of the Company and Paragon enforceable against them in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(b) Each of the Company and Paragon acknowledges that (i) it has relied on its own independent investigation and has not relied on any information or representations furnished by any Selling Shareholder with respect to the Claims released by each of the Company and Paragon hereby or with respect to determining whether or not to enter into this Agreement and (ii) it has conducted its own due diligence and has had the opportunity to review information, ask questions and receive satisfactory answers concerning the terms and conditions of this Agreement.

(c) On the date that the 100 shares of Series D Preferred Stock are issued to the Selling Shareholders as contemplated by Section 1.5 hereof, such shares shall constitute all of the Company’s outstanding preferred stock.

(d) The terms of the Farrell Employment Agreement have not been amended or modified since January 10, 2007.

(e) Upon the issuance of the Settlement Shares pursuant to the terms of the Mediation Settlement Agreement and this Agreement, as applicable, the Settlement Shares will be fully paid and non-assessable. For purposes of this Agreement, “Settlement Shares” shall mean, with respect to each Selling Shareholder, the (i) shares of Common Stock issued to such Selling Shareholder pursuant to the Mediation Settlement Agreement and this Agreement and (ii) the shares of Series D Preferred Stock issued to such Selling Shareholder pursuant to this Agreement.

(f) The Selling Shareholders shall be entitled to offer for sale and sell in one or more open market transactions the shares of Common Stock issued to them pursuant to the Mediation Settlement Agreement and this Agreement, provided that (i) the Selling Shareholders have beneficially owned such shares for a period of at least one (1) year, (ii) the Selling Shareholders sell, within any three-month period, no more than that number of shares of

Common Stock that does not exceed the greater of (x) 1% of the number of shares of Common Stock then outstanding or (y) the average weekly trading volume of the Common Stock during the four (4) calendar weeks preceding any such sale; and (iii) the other requirements of Rule 144 have been satisfied with respect to any such offer and sale. For purposes of this Agreement, “Rule 144” shall mean Rule 144 promulgated by the Securities Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), as such rule may be amended from time to time, or any similar rule of regulation thereafter adopted by the SEC having substantially the same purpose and effect as such rule.

Section 3.2 Representations and Acknowledgements of Farrell. Farrell hereby represents and warrants to the Selling Shareholders as follows:

(a) Farrell has the power and capacity to execute, deliver and perform his obligations under this Agreement. This Agreement has been duly executed and delivered by Farrell and constitutes a legal, valid and binding obligation of Farrell in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(b) Farrell acknowledges that (i) he has relied on his own independent investigation and has not relied on any information or representations furnished by any Selling Shareholder with respect to the Claims released by Farrell hereby or with respect to determining whether or not to enter into this Agreement and (ii) he has conducted his own due diligence and has had the opportunity to review information, ask questions and receive satisfactory answers concerning the terms and conditions of this Agreement.

Section 3.3 Representations and Acknowledgements of the Selling Shareholders. Each Selling Shareholder hereby represents and warrants to the Company, Paragon and Farrell as follows:

(a) The Selling Shareholder has the power and capacity to execute, deliver and perform his obligations under this Agreement. This Agreement has been duly executed and delivered by the Selling Shareholder and constitutes a legal, valid and binding obligation of the Selling Shareholder enforceable against him in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally, and equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(b) The Selling Shareholder acknowledges that (i) the Selling Shareholder has relied on his own independent investigation and has not relied on any information or representations furnished by the Company, Paragon or Farrell with respect to the Claims released by the Selling Shareholder hereby or with respect to determining whether or not to enter into this Agreement and (ii) the Selling Shareholder has conducted his own due diligence and has had the opportunity to review information, ask questions and receive satisfactory answers concerning the terms and conditions of this Agreement.

(c) The Selling Shareholder has not conveyed, assigned, transferred, sold, pledged, encumbered or otherwise disposed of any of the Selling Shareholder’s interest, right or title in or to (i) any of the Series C Preferred Stock held by or issued to the Selling Shareholder or (ii) any of the Paragon Stock pledged to the Selling Shareholder pursuant to any Security Agreement, except as otherwise contemplated by this Agreement.

(d) (i) The Selling Shareholder understands that the Settlement Shares have been issued or will be issued without registration under the Securities Act; (ii) the Selling Shareholder is entering into this Agreement and is acquiring, or has acquired, the Settlement Shares (as hereinafter defined) for his own account and not with a view to or for sale in connection with any distribution of the Settlement Shares; (iii) the Selling Shareholder has no present arrangement (whether or not legally binding) to sell the Settlement Shares; (iv) the Selling Shareholder is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act (“Regulation D”)) and is an accredited investor (as defined in Rule 501 of Regulation D); (v) the Selling Shareholder has such experience in financial and business matters that he has the capacity to protect his own interests in connection with the matters described herein and is capable of evaluating the merits and risks of an investment in the Settlement Shares; (vi) the Selling Shareholder has been represented by counsel of his choice; (vii) the Selling Shareholder recognizes that an investment in the Settlement Shares is speculative and involves a high degree of risk; (viii) at no time was the Selling Shareholder presented with or solicited by or through any leaflet, public promotional marketing, television advertisement or any other form of general solicitation or advertising; and (ix) the issuance of the Settlement Shares will not result in the Selling Shareholder beneficially owning twenty percent (20%) or more of the outstanding Common Stock, with such beneficial ownership calculation made in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when personally delivered; (ii) upon actual receipt (as established by confirmation of receipt or otherwise) during normal business hours, otherwise on the first business day thereafter, if transmitted by facsimile or telecopier with confirmation of receipt; (iii) when mailed by certified mail, return receipt requested, postage prepaid; or (iv) when sent by overnight courier; in each case, to the following addresses, or to such other addresses as a party hereto may from time to time specify by notice to the other party given pursuant hereto.

If to Bright, to:

Harold Bright

226 Echols Road

Elora, Tennessee 37328

With a copy to:

Douglas B. Hargett

Maynard, Cooper & Gale, P.C.

655 Gallatin Street

Huntsville, Alabama 35801

Fax: 256-512-0119

If to Keathley, to:

Charles Keathley

9017 Valley View Drive

Huntsville, Alabama 35802

With a copy to:

Sirote & Permutt, P.C.

305 Church Street, Suite 800

Huntsville, Alabama 35801

Attn: Richard L. Morris, Esq.

Fax: (256) 518-3681

If to Luther, to:

Robert Luther

2115 Buckingham Drive

Huntsville, Alabama 35803

With a copy to:

Sirote & Permutt, P.C.

305 Church Street, Suite 800

Huntsville, Alabama 35801

Attn: Richard L. Morris, Esq.

Fax: (256) 518-3681

If to Wilson, to:

John Wilson

321 Widgren Drive

Arab, Alabama 35016

With a copy to:

Maynard, Cooper & Gale, P.C.

655 Gallatin Street, S.W.

P.O. Box 18668 (35804-8668)

Huntsville, Alabama 35801-4936

Attn: Douglas B. Hargett, Esq.

Fax: (256) 512-0119

If to the Company, Paragon or Farrell, to:

Tri-S Security Corporation

Royal Centre One

11675 Great Oaks Way Suite 120

Alpharetta, GA 30022

Attn: Ronald G. Farrell

Fax: (678) 808-1551

With a copy to:

Rogers & Hardin LLP

Suite 2700

229 International Tower, Peachtree Center

Atlanta, GA 30303

Attn: Steven E. Fox, Esq.

Fax: (404) 525-2224

Section 4.2 Entire Agreement. This Agreement and the Voting Agreement contain the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, representations or warranties among them other than those set forth or referred to herein.

Section 4.3 Severability. In case any provision of this Agreement shall be determined to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by applicable law.

Section 4.4 Survival of Representations. All representations, warranties, agreements, covenants and obligations herein are material, shall be deemed to have been relied upon by the other parties hereto, as applicable, and shall survive the effectiveness of this Agreement as contemplated by Section 1.7 hereof.

Section 4.5 Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of parties hereto and, as applicable, their respective heirs, successors and assigns.

Section 4.6 No Admission of Liability. This Agreement is not an admission of any liability but is a compromise, and this Agreement shall not be treated as an admission of liability. All communications (whether oral or in writing) between and/or among the parties hereto, their counsel and/or their respective representatives relating to, concerning or in connection with this Agreement, or the matters covered hereby and thereby, shall be governed and protected in accordance with the Federal Rule of Evidence 408 to the fullest extent permitted by law.

Section 4.7 No Assignment of Claims. Each of the parties hereto represents and warrants that none of the Claims released hereby, nor any part thereof, have been assigned, granted or transferred in any way to any person.

Section 4.8 Interpretation. This Agreement has been jointly drafted by the parties hereto at arm’s-length, and each party hereto has had ample opportunity to consult with independent legal counsel. No provision or ambiguity in this Agreement shall be resolved against any party solely by virtue of its participation in the drafting of this Agreement.

Section 4.9 Attorneys’ Fees. Except as provided in Section 2.4 hereof, each party hereto shall be responsible for the payment of (i) its own costs and expenses (including reasonable attorneys’ fees) and (ii) all of its costs and expenses (including reasonable attorneys’ fees) in connection with the matters referred to in this Agreement. Nevertheless, in any action or proceeding to enforce this Agreement, the prevailing party shall be entitled to payment of its reasonable costs and expenses (including reasonable attorneys’ fees).

Section 4.10 Captions. The captions of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement and shall have no effect on its interpretation.

Section 4.11 Counterparts. This Agreement may be executed in counterparts, by either an original signature or signature transmitted by facsimile transmission or other similar process and each copy so executed shall be deemed to be an original and all copies so executed shall constitute one and the same agreement.

Section 4.12 Number and Gender. Words in the singular shall include the plural, and words in a particular gender shall include either or both additional genders, when the context in which such words are used indicates that such is the intent.

[Signatures and Exhibits follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed, as of the day and year first written above.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

PARAGON SYSTEMS, INC.

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	CEO

/s/ Ronald G. Farrell
RONALD G. FARRELL

SELLING SHAREHOLDERS:

/s/ Harold Bright
HAROLD BRIGHT

/s/ Charles Keathley
CHARLES KEATHLEY

/s/ Robert Luther
ROBERT LUTHER

/s/ John Wilson
JOHN WILSON

EXHIBIT D

ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF TRI-S SECURITY CORPORATION

In accordance with Sections 14-2-602 and 14-2-1006 of the Georgia Business Corporation Code (the “Code”), TRI-S SECURITY CORPORATION (the “Corporation”), a corporation organized and existing under and by virtue of the Code, DOES HEREBY CERTIFY:

1.	The name of the Corporation is Tri-S Security Corporation.

2.	Article Five of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended to provide for the establishment and designation of a new “Series D Redeemable Preferred Stock” by adding a new Section 5.7 to the end of Article Five of the Corporation’s Amended and Restated Articles of Incorporation, the text of which new Section 5.7 is set forth on Schedule “A” attached hereto and made a part hereof.

3.	The amendment was duly adopted on , 2007, by the Corporation’s Board of Directors, and shareholder action was not required pursuant to the authority granted in Section 5.3 of the Corporation’s Amended and Restated Articles of Incorporation and Section 14-2-602 of the Code.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be signed by the undersigned duly authorized officer, this      day of                 , 2007.

TRI-S SECURITY CORPORATION

By:
Name:	Ronald G. Farrell
Its:	Chief Executive Officer

D-1

SCHEDULE A

5.7 SERIES D REDEEMABLE PREFERRED STOCK. The Corporation shall be authorized to issue a series of Preferred Stock the designation of which shall be the Series D Redeemable Preferred Stock (the “Series D Redeemable Preferred Stock”) having the following relative rights and preferences:

(A) The number of authorized shares of Preferred Stock which shall constitute the Series D Redeemable Preferred Stock shall be 100, which number shall not be increased or decreased without the vote and approval of holders of a majority of the Series D Redeemable Preferred Stock then outstanding.

(B) The holders of the Series D Redeemable Preferred Stock will have no voting rights, except that the consent of a majority of the holders of the Series D Redeemable Preferred Stock, voting separately as a class, is required to increase or decrease the number of authorized shares of Series D Redeemable Preferred Stock. The Series D Redeemable Preferred Stock shall not be convertible into shares of any class of the Corporation’s stock, nor shall the Series D Redeemable Preferred Stock have any rights or preferences in the event of a liquidation, dissolution, or winding up of the Corporation.

(C) Until the Series D Redeemable Preferred Stock is redeemed as provided herein, the Corporation shall pay a dividend equal to $750 per annum on each outstanding share of Series D Redeemable Preferred Stock with such dividend to be paid on a quarterly basis to the holder of record of such shares and with such quarterly payments to be made on March 31, June 30, September 30 and December 31 of each year. If the Corporation fails to make a dividend payment in respect of any of the outstanding shares of Series D Preferred Stock as contemplated hereby, then all of the Series D Redeemable Preferred Stock shall be immediately redeemable, except that the Corporation shall have an opportunity to cure one default within 30 days from the date it receives a notice of the default.

(D) Shares of the Series D Redeemable Preferred Stock shall not be transferable nor assignable, nor shall such shares be pledged or granted as a security interest. The Corporation shall not be obligated to recognize any person or entity as the owner of such shares of Series D Redeemable Preferred Stock other than the person to whom such shares have been issued, except the heir of any such shareholder who shall have deceased.

(E) Each of the shares of Series D Redeemable Preferred Stock shall be redeemable by the Corporation at any time from and after the date of issuance of such shares on the following terms and conditions:

(i) The Corporation may redeem any or all of the shares of Series D Redeemable Preferred Stock at any time upon the payment by the Corporation to the holder of any such share of stock to be redeemed the sum of $15,000 per share of Series D Redeemable Preferred Stock so redeemed. Such shares may be redeemed in whole or in part, and need not be redeemed on a pro rata basis among holders of Series D Redeemable Preferred Stock.

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(ii) The Corporation shall redeem all of the shares of Series D Redeemable Preferred Stock by payment of the sum of $15,000 per share to the holders of record of such shares of Series D Redeemable Preferred Stock on the earlier of: (1) the fifth anniversary of the issuance thereof or (2) upon the sale of seventy percent (70%) or more of the Corporation’s assets in one transaction or any series of transactions, unless the proceeds of such transactions are reinvested in the Corporation’s business, used to retire debt, used to make acquisitions or used for working capital purposes.

(iii) Redemption of any or all of the shares of Series D Preferred Redeemable Stock shall be effected by tender of a notice of such redemption with a payment as provided for herein to the address of the holder of the record of such share of Series D Preferred Redeemable Stock on the records of the Corporation.

(iv) Upon such tender of a notice of redemption and payment therefore, the Corporation shall treat such share of Series D Redeemable Preferred Stock as redeemed, and shall not pay any further dividend thereon.

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